UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2007 (December 19, 2007)
Bob Evans Farms, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     See Item 2.03 below.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     In July 2007, Bob Evans Farms, Inc. (the “Company”), through certain of its affiliates, entered into notes underlying a $100 million line of credit (the “Original Credit Line”) with National City Bank (“NCB”). Although not a party to the notes, the Company guaranteed the obligations of its affiliates under the notes. On December 19, 2007, the Company and its affiliates entered into additional notes and guarantees underlying a $50 million addition to the Original Credit Line (the “Additional Credit” and, together with the Original Credit Line, the “Credit Line”).
     Although more than one note underlies the Credit Line, the aggregate amount of principal advances under all of the notes cannot exceed $150 million. The face amount of any standby letters of credit issued, or requested to be issued, by NCB under the notes also count toward the aggregate limit.
     The Credit Line is unsecured and NCB is not obligated to advance any amounts under the Credit Line. The Credit Line does not specify an interest rate for advances, and the interest rate applicable to each advance under the Credit Line will be agreed upon by the Company and NCB at the time the advance is made.
     As previously mentioned, the Additional Credit increases the Credit Line to $150 million. When the Original Credit Line was established in July 2007, the Company did not file the underlying notes and guarantees in reliance on the instructions relating to exhibits in Item 601(b) of Regulation S-K because the long-term debt evidenced by the Original Credit Line did not exceed 10% of the Company’s total consolidated assets. The Additional Credit increases the available credit under the Credit Line to over 10% of the Company’s total consolidated assets, and so all of the notes and guarantees underlying the Credit Line are being filed with the Form 8-K; however, no amendments or changes have been made to the documents executed in July 2007.
     The foregoing description of the Credit Line does not purport to be complete and is qualified in its entirety by reference to the notes and guarantees underlying the Credit Line, copies of which are attached hereto as Exhibits 10.1 through 10.8, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)—(c).	Not applicable.

(d).	Exhibits:

Exhibit No.

10.1	Master Grid Note from BEF Holding Co., Inc. to National City Bank dated December 19, 2007

10.2	Master Grid Note from BEF REIT, Inc. to National City Bank dated December 19, 2007

10.3	Guarantee from Bob Evans Farms, Inc. to National City Bank dated December 19, 2007, guaranteeing obligations of BEF Holding Co., Inc.

10.4	Guarantee from Bob Evans Farms, Inc. to National City Bank dated December 19, 2007, guaranteeing obligations of BEF REIT, Inc.

10.5	Master Grid Note from BEF Holding Co., Inc. to National City Bank dated July 19, 2007

10.6	Master Grid Note from BEF REIT, Inc. to National City Bank dated July 19, 2007

10.7	Guarantee from Bob Evans Farms, Inc. to National City Bank dated July 19, 2007, guaranteeing obligations of BEF Holding Co., Inc.

10.8	Guarantee from Bob Evans Farms, Inc. to National City Bank dated July 19, 2007, guaranteeing obligations of BEF REIT, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: December 27, 2007	By:	/s/ Donald J. Radkoski
Donald J. Radkoski
Chief Financial Officer, Treasurer and Assistant Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated December 27, 2007

Exhibit No.

10.1	Master Grid Note from BEF Holding Co., Inc. to National City Bank dated December 19, 2007

10.2	Master Grid Note from BEF REIT, Inc. to National City Bank dated December 19, 2007

10.3	Guarantee from Bob Evans Farms, Inc. to National City Bank dated December 19, 2007, guaranteeing obligations of BEF Holding Co., Inc.

10.4	Guarantee from Bob Evans Farms, Inc. to National City Bank dated December 19, 2007, guaranteeing obligations of BEF REIT, Inc.

10.5	Master Grid Note from BEF Holding Co., Inc. to National City Bank dated July 19, 2007

10.6	Master Grid Note from BEF REIT, Inc. to National City Bank dated July 19, 2007

10.7	Guarantee from Bob Evans Farms, Inc. to National City Bank dated July 19, 2007, guaranteeing obligations of BEF Holding Co., Inc.

10.8	Guarantee from Bob Evans Farms, Inc. to National City Bank dated July 19, 2007, guaranteeing obligations of BEF REIT, Inc.

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